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                                                                  EXHIBIT 10.12


                           UNIFORMS LICENSE AGREEMENT

     THIS LICENSE AGREEMENT is entered into and is effective as of the 5th day of November, 1997 (the "Effective Date"), by and between I.C. Isaacs & Company L.P. ("Licensor") and Brookhurst, Inc. ("Licensee") (each a "Party" and collectively the "Parties").

                               R E C I T A L S

     WHEREAS, Licensor is the successor in interest of Brookhurst, Inc. to certain trademark rights in the United States of America relating to the trademark BOSS; and

     WHEREAS, Licensee desires to obtain a limited license to sell to United Airlines and others its remaining inventory of career apparel bearing the trademark BOSS in the form of a BOSS logo as depicted in Exhibit A hereto (hereinafter the "Licensed BOSS Logo");

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.   RIGHTS GRANTED

     Without limiting Licensee's covenants under the Worldwide Rights Acquisition Agreement between Licensor, Licensee and William Ott dated September 30, 1997 (the "Rights Agreement"), Licensor hereby grants to Licensee the non-exclusive right and license to continue to sell and distribute throughout the Term (as hereinafter defined) all career apparel garments bearing the Licensed BOSS Logo, which were in Licensee's inventory as of the date hereof ("Career Apparel Garments"). This Agreement does not include any right to sublicense or subcontract any of Licensee's right and obligations hereunder. Licensee agrees that except as specifically provided herein nothing set forth in this Agreement or by virtue of any activity or conduct of Licensee hereunder shall give rise to any claim of right, title or interest of Licensee in and to the Licensed BOSS Logo.

2.   OBLIGATIONS OF THE PARTIES

     2.1 Licensee hereby acknowledges Licensor's sole and exclusive right, title and interest in and to the Licensed BOSS Logo and undertakes that it will not take any action which may impair Licensor's rights therein, including, without limitation, by challenging or opposing, or raising any questions concerning, the validity or ownership of the Licensed BOSS Logo or by seeking registration therefor or any confusingly similar name. Licensee shall at Licensor's expense cooperate with and assist Licensor in protecting and defending the Licensed BOSS Logo, and shall promptly notify Licensor in writing of any written claims of infringement or actions by others in derogation of, or claiming rights to, the Licensed BOSS Logo which it receives.



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     2.2   Licensee shall permit reasonable inspection by Licensor on prior written notice of the Licensed Products held in inventory and sold by Licensee.

     2.3 Simultaneously herewith, Licensee has paid to Licensor the annual license fee of $3,500 (the "Fee") for the first one-year period. An additional fee shall be payable for each subsequent annual period on or before the commencement of each such period.

     2.4 Within thirty (30) days after termination of this Agreement as set forth in Section 4 hereof, Licensee will, in Licensee's sole discretion, either (a) deliver any remaining inventory of Career Apparel Garments bearing the Licensed BOSS Logo in its possession to Licensor together with an affidavit of any officer of Licensee that all remaining inventory has been so delivered, (b) destroy such inventory and provide to Licensor written proof thereof in the form of an affidavit of an officer to Licensee, or (c) remove the Licensed BOSS Logo from the Career Apparel Garments and from any labels, tags and the like and provide to Licensor written proof thereof in the form of an affidavit of an officer of Licensee.

     2.5 Licensee agrees that it shall at all times conduct its activities under this Agreement in a lawful manner.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 Licensor represents and warrants that it has full corporate right, power and authority to enter into this Agreement and to perform all of its obligations hereunder. NOTHING IN THIS AGREEMENT IS INTENDED TO CREATE ANY WARRANTY OR REPRESENTATION FOR THE BENEFIT OF LICENSEE OR ANY THIRD PARTY WITH RESPECT TO THE LICENSED BOSS LOGO OR ANY SIMILAR MARK, AND LICENSOR EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT THERETO, INCLUDING THE WARRANTIES OF TITLE AND NON-INFRINGEMENT.

     3.2 Licensee represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

     3.3 Licensee represents that it has inventories as set forth in Paragraph 6.6 of the Worldwide Rights Acquisition Agreement.

     3.4 Nothing herein contained shall be construed to constitute the Parties as partners or as joint ventures or either as agent of the other, and Licensee shall have no power to obligate or bind Licensor, and Licensor shall have no power to obligate or bind Licensee.

4.   TERM AND TERMINATION

     4.1 This Agreement shall continue in effect for three (3) years from the Effective Date of this Agreement, unless terminated earlier pursuant to Paragraph 4.2 below (the "Term").

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     4.2   In the event of a material breach of this Agreement, the
non-breaching party may terminate this Agreement upon ninety (90) days written notice to the breaching party, specifying the material breach, with the breaching party having that period in which to cure its breach. In the event such cure is effected within such time period, this Agreement shall not terminate as a result of such breach.

5.   INDEMNIFICATION AND LIABILITY

     5.1 Licensee hereby agrees and acknowledges that Buyer Indemnity Claims under Section 8.2 of the Worldwide Rights Acquisition Agreement between the parties of even date shall include any loss, damage, deficiency, claim, liability, obligation, suit, action, fee, cost or expense of any nature whatsoever caused to Licensor or any Buyer Affiliates (as defined in said Agreement) arising out of, based upon or resulting from (i) any product liability or similar claims arising with respect to products manufactured, sold or distributed by Licensee, its affiliates or any of their sublicensees or William Ott (the "Licensee Parties"), (ii) claims by third parties (other than Hugo Boss AG or its affiliates, successors or assigns) arising with respect to any products manufactured, sold or distributed by any Licensee Party, and (iii) any breach of or action by any Licensee Party inconsistent with the terms of this Agreement.

     5.2 Notwithstanding any other provision of this Agreement, Licensor makes no representations or warranties of any kind, and shall have no responsibility, liability or obligations whatsoever to Licensee or any Licensee Party as a result of this Agreement (including, without limitation, for any claims of indemnity), with respect to any matter relating to the Trademark Assets purchased by Licensor from Licensee under the Rights Agreement relating to the quality of title, condition or use of the Trademarks Assets, or the conduct of the business thereunder prior to the time Licensor acquired the Trademark Assets.

6.   GENERAL

     Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 9.11, 9.12,
9.13 and 9.14 of the Worldwide Rights Acquisition Agreement are hereby incorporated herein by this reference, except that references to "Seller" or "the Selling Parties" shall be deemed replaced by "Licensee" and references to "Buyer" shall be deemed replaced by "Licensor," and references to "paragraphs 1.1, 3.2, 3.3, 6.1, 6.2, 6.3, 6.4 and 6.5" in Section 9.4 shall be deemed replaced by "Sections 2.1, 2.2, 2.3, 2.4 and 2.5" hereof.

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     IN WITNESS WHEREOF, the Parties have executed this Agreement.

                                 I.C. ISAACS & COMPANY L.P., a Delaware
                                 Limited Partnership
                                 By: I.G. DESIGN, INC., a Delaware corporation, its General Partner


                                 By:          /s/ Robert J. Arnot
                                     ------------------------------------------
                                     Name:   Robert J. Arnot
                                     Title:  Chairman and Co-Chief
                                             Executive Officer


                                 By:          /s/ Gerald W. Lear
                                     ------------------------------------------
                                     Name:   Gerald W. Lear
                                     Title:  President and Co-Chief
                                             Executive Officer


                                 BROOKHURST, INC.

                                 By:          /s/ William Ott
                                     ------------------------------------------
                                     Name:   William Ott
                                     Title:  President

     Hugo Boss AG signs below to evidence its consent to the making of the foregoing license agreement by I.C. Isaacs & Company L.P.


                                 HUGO BOSS AG

                                 By:          /s/ Jorg-Viggo Muller
                                     ------------------------------------------
                                     Name:   Jorg-Viggo Muller
                                     Title:  Chief Financial Officer


                                 By:          /s/ Gert-Jurgen Frisch
                                     ------------------------------------------
                                     Name:   Gert-Jurgen Frisch
                                     Title:  Attorney-in-Fact

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                                   EXHIBIT A

                              Licensed BOSS Logo








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                                     [BOSS
                                      by
                                  BROOKHURST
                                     FOR
                               UNITED AIRLINES
                                     LOGO]











                                     [BOSS
                                      by
                                  BROOKHURST
                                     LOGO]